Consolidated Balance Sheets (Parentheticals) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value (in Dollars per share)	$ 0	$ 0	$ 0
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value (in Dollars per share)	$ 1.00	$ 1.00	$ 1.00
Common stock, shares authorized	200,000,000	200,000,000	45,000,000
Common stock, shares outstanding	28,619,358	28,051,098	4,951,098